UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 11, 2026

Date of Report (Date of earliest event reported)

JAB Acquisition Corp I

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43341	41-2462795
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Sylvan Avenue Suite 2230 Englewood Cliffs, New Jersey	07632
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 899-4470

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	JABRU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	JAB	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share	JABRW	The Nasdaq Stock Market LLC
Rights to receive one-fourth (¼th) of one Class A ordinary share	JABRR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 11, 2026 (the “Closing”), JAB Acquisition Corp I (the “Company”) consummated its initial public offering (“IPO”), which consisted of 17,250,000 units, including 2,250,000 units (the “Units”) available pursuant to the exercise of the underwriters’ over-allotment option. Each Unit consists of one Class A ordinary share, $0.0001 par value (“Class A Ordinary Share”), one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share (subject to adjustment), and one right of the Company (each, a “Right”) to receive one-fourth (¼th) of one Class A Ordinary Share upon the consummation of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $172,500,000. D. Boral Capital LLC, as representative of the underwriters (“DBC”) was granted a 45-day option to purchase up to an additional 2,250,000 units at the initial public offering price to cover over-allotments, if any. This option was exercised in full by DBC on the date of the Closing and all of the 2,250,000 units were purchased at Closing.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1, File No. 333-296035, as amended (the “Registration Statement”), filed with the U.S. Securities and Exchange Commission:

●	Underwriting Agreement, dated June 9, 2026, by and between the Company and D. Boral Capital LLC, as representative of the underwriters (“DBC”), a copy of which is attached as Exhibit 1.1 hereto;

●	Warrant Agreement, dated as of June 9, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

●	Rights Agreement, dated as of June 9, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference;

●	Letter Agreement, dated June 9, 2026, by and among the Company, JAB Acquisition Sponsor I. LLC, a limited liability company formed in Delaware (the “Sponsor”), and the initial shareholders and the officers and directors of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

●	Investment Management Trust Agreement, dated as of June 9, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

●	Registration Rights Agreement, dated as of June 9, 2026, by and among the Company and certain security holders of the Company, a copy of which is attached as Exhibit 10.3 to the Registration Statement and incorporated herein by reference;

●	Private Placement Units Purchase Agreement, dated June 9, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

●	Indemnity Agreement, dated as of June 9, 2026, by and among the Company and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference; and

●	Administrative Services Agreement, dated June 9, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

As of June 11, 2026, of the net proceeds from the total of $170,330,069.74 raised in the IPO and the of the net proceeds from the Private Placement (as defined below) was deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within four (4) business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) of an aggregate of 260,000 units (the “Private Units”) to the Sponsor, at a price of $10.00 per Private Unit, generating total proceeds of $2,600,000. Each Private Unit consists of one Class A Ordinary Share, one redeemable warrant, with each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share (subject to adjustment), and one right to receive one-fourth (¼th) of one Class A ordinary share upon the consummation of an initial business combination. In connection with the partial exercise of the over-allotment option, no additional Private Units were sold and no incremental underwriting expense was incurred.

The Private Units are identical to the Units sold in the IPO except with respect to certain registration rights and transfer restrictions, as described in the Registration Statement. Additionally, the Sponsor has agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until the completion of the Company’s initial business combination.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act, in a transaction not involving a public offering. No underwriting commissions were paid in connection with the Private Placement.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2026, in connection with the IPO, Luisa Ingargiola, Kyle Miller and David Pfeffer were appointed to the board of directors of the Company. Luisa Ingargiola, Kyle Miller and David Pfeffer are independent directors. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

On June 11, 2026, in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement as well as an Indemnity Agreement with the Company filed, respectively, as Exhibits 10.1 and 10.5, herewith, respectively.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On June 9, 2026, and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

On June 10, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On June 11, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 9, 2026, by and between the Company and D. Boral Capital, LLC, as representative of the underwriters

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Warrant Agreement, dated as of June 9, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent

4.2	Rights Agreement, dated as of June 9, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent

10.1	Letter Agreement, dated June 11, 2026, by and among the Company, JAB Acquisition Sponsor I, LLC, the initial shareholders and the officers and directors of the Company

10.2	Investment Management Trust Agreement, dated as of June 9, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee

10.3	Registration Rights Agreement, dated as of June 9, 2026, by and among the Company and certain security holders of the Company

10.4	Private Units Subscription Agreement, dated June 9, 2026, by and between the Company and JAB Acquisition Sponsor I, LLC

10.5	Indemnity Agreement, dated as of June 11, 2026, by and between the Company and each of the officers and directors of the Company

10.6	Administrative Services Agreement, dated June 9, 2026, by and between the Company and JAB Acquisition Sponsor I, LLC

99.1	Press Release Dated June 9, 2026

99.2	Press Release Dated June 11, 2026

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2026

JAB Acquisition Corp I

By:	/s/ Joshua Jagid
Name:	Joshua Jagid
Title:	Chief Executive Officer

4